CERTAIN CONFIDENTIAL INFORMATION IDENTIFIED IN THIS DOCUMENT MARKED BY *** , HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.